UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 7, 2021

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1001 Bishop Street, Suite 2500, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 5.07 Submission of matters to a vote of security holders
HEI: The Annual Meeting of Shareholders (Annual Meeting) of Hawaiian Electric Industries, Inc. (HEI) was held on May 7, 2021. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. As of March 1, 2021, the record date for the Annual Meeting, there were 109,281,216 shares of HEI Common Stock issued and outstanding and entitled to vote. There was no solicitation in opposition to the nominees to the Board of Directors, as listed in the proxy statement for the Annual Meeting, and all such nominees were elected to the Board of Directors. Shareholders also (1) approved, on an advisory basis, a resolution approving the compensation of HEI's named executive officers, and (2) ratified the appointment of Deloitte & Touche, LLP as HEI's independent registered public accounting firm for 2021.
The final record of the voting of shares at the Annual Meeting is as follows:

	Shares of Common Stock

	For	Against	Abstain	Broker Non-Vote
Election of Directors
Richard J. Dahl	80,844,657	2,271,682	694,810	14,405,117
Micah A. Kane	72,797,099	10,300,449	713,601	14,405,117
Constance H. Lau	82,186,300	1,145,290	479,559	14,405,117
Advisory vote on resolution approving the compensation of HEI's named executive officers	78,812,926	3,704,888	1,293,335	14,405,117
Ratification of appointment of Deloitte & Touche, LLP as HEl's independent registered public accounting firm for 2021	96,799,361	521,705	895,200	0
Directors Celeste A. Connors, Thomas B. Fargo, Mary G. Powell, and William James Scilacci, Jr., continue in office with terms ending at the 2022 Annual Meeting of Shareholders. Directors Peggy Y. Fowler, Keith P. Russell and Eva T. Zlotnicka continue in office with terms ending at the 2023 Annual Meeting of Shareholders.

Hawaiian Electric: On May 7, 2021, HEI, the sole common shareholder of Hawaiian Electric Company, Inc. (Hawaiian Electric), by written consent in lieu of an annual meeting of shareholders (1) fixed the number of Hawaiian Electric directors at seven, (2) elected James A. Ajello, Kevin M. Burke, Timothy E. Johns (Chairman), Alana E. K. Pakkala, Scott W.H. Seu, Kelvin H. Taketa and Toby B. Taniguchi to serve as directors until the next annual meeting of Hawaiian Electric shareholders, or until their successors are duly elected and qualified and (3) ratified the appointment of Deloitte & Touche, LLP as Hawaiian Electric's independent registered accounting firm for 2021.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: May 11, 2021	Date: May 11, 2021

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